Exhibit 99.1

EXCHANGE AGREEMENT

This Exchange Agreement, dated as of December 5, 2024 (this “Agreement”), is by and among Rennova Community Health, Inc., a Florida corporation (“RCHI”), FOXO Technologies Inc., a Delaware corporation (the “Company”), and Rennova Health, Inc., a Delaware corporation (the “Rennova”).

WHEREAS, Rennova holds certain debt securities of RCHI as set forth on Annex A attached hereto (the “Existing Securities”);

WHEREAS, RCHI is a wholly-owned direct subsidiary of the Company and the Existing Securities are guaranteed by the Company pursuant to the Guaranty, dated as of September 10, 2024 (the “Guaranty”); and

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), the Company and RCHI desire to exchange with Rennova, and Rennova desires to exchange with the Company and RCHI, certain of the Existing Securities, as guaranteed by the Guaranty, for shares of the Company’s Series A Cumulative Convertible Redeemable Preferred Stock, par value $0.0001 per share (the “Series A Preferred Stock”), which has the rights and preferences set forth in the Certificate of Designation of Preferences, Rights and Limitations for the Series A Preferred Stock filed with the Secretary of State of the State of Delaware on October 8, 2024.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in consideration of the premises and the material agreements, representations and warranties, provisions and covenants contained herein, the parties hereto, intending to be legally bound hereby, agree as follows:

1. Exchange. On the Closing Date (as defined below), subject to the terms and conditions of this Agreement, Rennova and the Company and RCHI shall, pursuant to Section 3(a)(9) of the Securities Act, exchange (the “Exchange”) the Existing Securities set forth on Annex A attached hereto, as guaranteed by the Guaranty, for the number of shares of Series A Preferred Stock set forth therein. Subject to the conditions set forth below, the Exchange shall take place at the offices of Shutts & Bowen LLP on the Closing Date (as defined below), or at such other time and place as the Company and Rennova mutually agree (the “Closing” and the “Closing Date”). On the Closing Date, the Company shall deliver the shares of Series A Preferred Stock to Rennova or its designee in accordance with Rennova’s delivery instructions set forth on Rennova’s signature page hereto. Upon receipt of the shares of Series A Preferred Stock in accordance with this Section, all of Rennova’s rights under the Existing Securities set forth on Annex A shall extinguish. Rennova shall tender to the Company such Existing Securities within three (3) Trading Days of the Closing Date. As used herein, “Trading Day” means any day on which the Company’s Class A Common Stock, par value $0.0001 per share (the “Class A Common Stock”), is traded on the NYSE MRKT. The Company, RCHI and Rennova shall execute and/or deliver such other documents and agreements as are customary and reasonably necessary to effectuate the Exchange.

2. Conditions to Closing.

2.1 Conditions to Rennova’s Obligations. The obligation of Rennova to consummate the Exchange is subject to the fulfillment, to Rennova’s reasonable satisfaction, prior to the Closing, of each of the following conditions:

(a) The representations and warranties of the Company and RCHI contained in this Agreement shall be true and correct in all material respects on the date hereof and on the Closing Date as if made on and as of such date;

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(b) No action, proceeding, investigation, regulation or legislation shall have been instituted, threatened or proposed by, on or before any court, governmental agency or authority or legislative body to enjoin, restrain, prohibit or obtain substantial damages in respect of this Agreement or the consummation of the transactions contemplated hereby;

(c) The Company shall have filed a proxy statement on Schedule 14A (the “Proxy Statement”) with the Securities and Exchange Commission (the “SEC”) in connection with an Annual Meeting of Shareholders to be held on or prior to December 31, 2024, which shall be in compliance with all applicable rules, regulations and requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the SEC and the NYSE MRKT;

(d) One of the proposals included in the Proxy Statement shall be all such approvals by the shareholders of the Company as may be required under the applicable rules and regulations of the NYSE MRKT as may be necessary to permit the conversion of all of the shares of Series A Preferred Stock to be held by Rennova upon the Exchange into shares of Class A Common Stock (the “Stockholder Approval”), and the Board of Directors of the Company shall have recommended that the stockholders of the Company approve such proposal;

(e) [Reserved];

(f) Mark White shall be appointed as the sole director and CEO of FOXO Labs Inc.

(g) Seamus Lagan shall have been appointed by the Board of Directors as Chief Executive Officer of the Company;

(h) The Company shall have executed and delivered the Registration Rights Agreement in substantially the form attached as Annex B hereto; and

(i) RCHI shall have executed and delivered a senior secured promissory note payable to Rennova in the principal amount of $1,000,000; such note shall be on the same terms as the Existing Securities (provided that it shall have a maturity date of six (6) months after the Closing Date), shall be guaranteed by the Company, and secured by the assets of the Company, RCHI and Scott County Community Hospital, Inc. to the same extent as the Existing Securities, and its principal amount shall increase to $2,500,000 if the Stockholder Approval is not obtained within sixty (60) days of the date hereof.

2.2 Conditions to the Company’s and RCHI’s Obligations. The obligation of the Company and RCHI to consummate the Exchange is subject to the fulfilment, to the Company’s and RCHI’s reasonable satisfaction, prior to the Closing, of each of the following conditions:

(a) The representations and warranties of Rennova contained in this Agreement shall be true and correct in all material respects on the date hereof and on the Closing Date as if made on and as of such date; and

(b) No action, proceeding, investigation, regulation or legislation shall have been instituted, threatened or proposed by, on or before any court, governmental agency or authority or legislative body to enjoin, restrain, prohibit or obtain substantial damages in respect of this Agreement or the consummation of the transactions contemplated hereby.

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3. Release of Guaranty. In consideration for the Exchange, Rennova upon the Closing releases the Company as guarantor under the applicable Existing Securities.

4. Representations and Warranties of the Company and RCHI. The Company and RCHI hereby jointly and severally represent and warrant to Rennova that:

4.1 Organization, Good Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. RCHI is a corporation duly organized, validly existing and in good standing under the laws of the State of Florida. Each of the Company and RCHI is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify would have a material adverse effect on its business or properties.

4.2 Authorization. Other than the Stockholder Approval and approvals of NYSE American, all corporate action on the part of each of the Company, RCHI, and their respective officers, directors and stockholders necessary for the authorization, execution and delivery of this Agreement and the performance of all obligations of the Company and RCHI hereunder, and the authorization (or reservation for issuance of), the Exchange, and the issuance of the shares of Series A Preferred Stock and the shares of Class A Common Stock issuable upon conversion of the shares of Series A Preferred Stock have been taken on or prior to the date hereof.

4.3 Valid Issuance of the Securities. The Series A Preferred Stock and shares of Class A Common Stock issuable upon conversion thereof, as applicable (collectively, the “Securities”), when issued and delivered in accordance with the terms of this Agreement, for the consideration expressed herein, will be duly and validly issued, fully paid and non-assessable.

4.4 Offering. Subject to the truth and accuracy of Rennova’s representations set forth in Section 5 of this Agreement, the offer and issuance of the Securities as contemplated by this Agreement are exempt from the registration requirements of the Securities Act. Neither the Company nor any authorized agent acting on its behalf will take any action hereafter that would cause the loss of such exemptions.

5. Representations and Warranties of Rennova. Rennova hereby represents, warrants and covenants that:

5.1 Organization, Good Standing and Qualification. Rennova is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. Rennova is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify would have a material adverse effect on its business or properties.

5.2 Authorization. Rennova has full power and authority to enter into this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby and has taken all action necessary to authorize the execution and delivery of this Agreement, the performance of its obligations hereunder and the consummation of the transactions contemplated hereby.

5.3 Accredited Rennova Status; Investment Experience. Rennova is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D. Rennova can bear the economic risk, of its investment in the Securities, and has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of an investment in the Securities.

5.4 Reliance on Exemptions. Rennova understands that the Securities are being offered and issued to it in reliance on specific exemptions from the registration requirements of United States. federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and Rennova’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of Rennova set forth herein in order to determine the availability of such exemptions and the eligibility of Rennova to acquire the Securities.

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6. Additional Covenants.

6.1 Disclosure. The Company shall, on or before 9:30 a.m., New York City time, on the first business day after the date of this Agreement, issue a Current Report on Form 8-K (collectively, the “8-K Filing”) disclosing all material terms of the transactions contemplated hereby. From and after the issuance of the 8-K Filing, Rennova shall not be in possession of any material, nonpublic information received from the Company or RCHI or any of their respective officers, directors, employees or agents, that is not disclosed in the 8-K Filing. The Company shall not, and shall cause its officers, directors, employees and agents, not to, provide Rennova with any material, nonpublic information regarding the Company from and after the filing of the 8-K Filing without the express written consent of Rennova. The Company shall not disclose the name of Rennova in any filing, announcement, release or otherwise, unless such disclosure is required by law or regulation. In addition, effective upon the filing of the 8-K Filing, the Company acknowledges and agrees that any and all confidentiality or similar obligations under any agreement, whether written or oral, between the Company, any of its subsidiaries or any of their respective officers, directors, affiliates, employees or agents, on the one hand, and Rennova or any of its affiliates, on the other hand, shall terminate.

6.2 Listing. The Company shall use its best efforts to maintain the listing or designation for quotation (as applicable) of all of the shares of Class A Common Stock underlying the Series A Preferred Stock upon each national securities exchange and automated quotation system on which the Class A Common Stock is currently listed or designated while such securities are outstanding. The Company shall pay all fees and expenses in connection with satisfying its obligations under this Section 6.2.

6.3 [Reserved].

6.4 Survival of Covenants. Sections 6.11, 6.12, 6.13 and 6.14 of the Amended and Restated Stock Exchange Agreement, dated as of September 10, 2024 (the “Amended and Restated Agreement”), shall survive and be incorporated by reference into this Agreement. The Company acknowledges that Rennova has made a written request under Section 11.2 of the Amended and Restated Agreement.

6.5 Blue Sky. The Company and RCHI shall make all filings and reports relating to the Exchange required under applicable securities or “Blue Sky” laws of the states of the United States following the date hereof, if any.

6.6 Fees and Expenses. Each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement.

7. Miscellaneous.

7.1 Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the parties hereto and the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party, other than the parties hereto or their respective successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

7.2 Governing Law; Jurisdiction; Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of Florida, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Florida or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of Florida. Each party hereby irrevocably submits to the exclusive jurisdiction of the state or federal courts sitting in County of Palm Beach, Florida, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

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7.3 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

7.4 Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party) or by electronic mail; or (iii) one Business Day after deposit with an overnight courier service, in each case properly addressed to the party to receive the same. The addresses, facsimile numbers and email addresses for such communications shall be:

If to the Company:

FOXO Technologies Inc.

729 N. Washington Ave.

Suite 600

Minneapolis, MN 55401

With an electronic copy (which shall not constitute notice) to:

Business Legal Advisors, LLC

brian@businesslegaladvisor.com

If to Rennova or RCHI at:

Rennova Health, Inc.

400 South Australian Avenue, Suite 800

West Palm Beach, Florida 33401

Attention: Seamus Lagan

Email Address: slagan@rennovahealth.com

With a copy (which will not

constitute notice) to:

Shutts & Bowen LLP

200 South Biscayne Boulevard

Suite 4100

Miami, Florida 33131

Attention: J. Thomas Cookson

Email Address: tcookson@shutts.com

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If to Rennova, to its address, facsimile number and email address set forth on its signature page hereto, or to such other address, facsimile number and/or email address and/or to the attention of such other person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender’s facsimile machine or email containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by an overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from an overnight courier service in accordance with clause (i), (ii) or (iii) above, respectively.

7.5 Finder’s Fees. Each party represents that it neither is nor will be obligated for any finders’ fee or commission in connection with this transaction.

7.6 Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company, RCHI and Rennova. Any amendment or waiver effected in accordance with this paragraph shall be binding upon Rennova, RCHI and the Company, provided that no such amendment shall be binding on a holder that does not consent thereto to the extent such amendment treats such party differently than any party that does consent thereto.

7.7 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

7.8 Entire Agreement. This Agreement represents the entire agreement and understanding among the parties concerning the Exchange and the other matters described herein and supersedes and replaces any and all prior agreements and understandings solely with respect to the subject matter hereof.

7.9 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

7.10 Interpretation. Unless the context of this Agreement clearly requires otherwise, (a) references to the plural include the singular, the singular the plural, the part the whole, (b) references to any gender include all genders, (c) “including” has the inclusive meaning frequently identified with the phrase “but not limited to” and (d) references to “hereunder” or “herein” relate to this Agreement.

7.11 No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person or entity.

7.12 Survival. The representations, warranties and covenants of the Company, RCHI and Rennova contained herein shall survive the Closing and delivery of the Securities.

7.13 Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

7.14 No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

[SIGNATURES ON THE FOLLOWING PAGES]

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IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the date provided above.

FOXO TECHNOLOGIES INC.

By:	/s/ Mark White
Name:	Mark White
Title:	Interim CEO

RENNOVA COMMUNITY HEALTH, INC.

By:	/s/ Seamus Lagan
Name:	Seamus Lagan
Title:	CEO

RENNOVA HEALTH, INC.

By:	/s/ Seamus Lagan
Name:	Seamus Lagan
Title:	CEO

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